SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 21, 2004

PAVILION BANCORP, INC.
(Exact name of registrant as
specified in its charter)

Michigan	000-22461	38-3088340
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification no.)
incorporation)

135 East Maumee Street
Adrian, Michigan	49221
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code: (517) 265-5144

Item 7.    Financial Statements and Exhibits.

                Exhibit

                99.1    Press Release Dated June 21, 2004.

Item 9.    Regulation FD Disclosure.

                On June 21, 2004, Pavilion Bancorp, Inc. issued a press release announcing a cash dividend of $.24 per share on the common stock payable July 30, 2004 to shareholders of record on July 16, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2004	PAVILION BANCORP, INC.
(Registrant)

By: /s/ Douglas L. Kapnick
Douglas L. Kapnick
Chairman of the Board

EXHIBIT INDEX

99.1    Press Release Dated June 21, 2004.

EXHIBIT 99.1

For Immediate Release

June 21, 2004

News For:	Pavilion Bancorp, Inc.
Contact:	Douglas L. Kapnick, Chairman of the Board
Pamela S. Fisher, Corporate Secretary
(517) 266-5054
pfisher@pavilionbancorp.com

Pavilion Bancorp Announces Second Quarter Cash Dividend

ADRIAN, MICHIGAN: The Board of Directors of Pavilion Bancorp, Inc., the parent company of the Bank of Lenawee and the Bank of Washtenaw, has announced a cash dividend of $.24 per share on the common stock payable July 30, 2004 to shareholders of record on July 16, 2004.

Pavilion Bancorp, Inc. is traded on the OTC Bulletin Board under the symbol PVLN. Stifel Nicolaus, of Columbus, Ohio, is the primary market maker in the stock.

135 East Maumee Adrian, Michigan 49221 www.pavilionbancorp.com